AGREEMENT  entered  into as of the  _____ day of  December  1996 by and
between  Enterprise  Bank  and  Trust  Company,   a  Massachusetts   corporation
(hereinafter referred to as the "Corporation") and George L. Duncan of Lowell, Massachusetts, (hereinafter referred to as "Duncan").

                               W I T N E S S E T H

     WHEREAS, Duncan is a highly regarded expert in the field of bank management;

     WHEREAS, the Corporation acknowledges that Duncan's abilities and services are unique and essential to the future prospects of the Corporation;

         WHEREAS, in light of the foregoing, the Corporation desires to employ Duncan as its Chief Executive Officer and Duncan desires to accept such employment

         NOW, THEREFORE, the parties hereto, each in consideration of the premises and of the joinder of the other herein, hereby agree as follows:

         1. The Corporation hereby employs Duncan and Duncan hereby agrees to be employed by the Corporation upon the terms and conditions hereinafter set forth.

         2. This agreement shall commence on January l, 1997 and shall be extended from year to year according to the provisions hereinafter set forth. The minimum term and any extended term(s) of this agreement shall at all times be three (3) years unless otherwise specifically set forth. This agreement shall be reviewed annually by the Board of Directors of the Corporation or its designated committee.

         3. Duncan agrees to serve during the term or terms of this agreement as the Chief Executive Officer of the Corporation for so long as he may be elected by the Board of Directors of the Corporation and he agrees to devote his full time and best efforts to the performance of his designated duties to the furtherance of the business of the Corporation.



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         4. All services which Duncan shall perform for the  Corporation and its subsidiaries while this Agreement is in effect shall be deemed to be services covered by this Agreement and by the compensation herein provided for, and Duncan shall not be entitled to any additional compensation thereof for such additional duties.

         5. During the term or any extensions of the term of this agreement, nothing herein shall preclude Duncan from remaining involved in any business, including any limited or general partnership, in which he currently participates, or any future like venture in which he may participate, as a passive investor. Any future business involvement such as a general partnership for real estate purposes or other like active investment must be first approved by the Board of Directors. The Board shall act within a reasonable time regarding a request for approval of an investment when such request is made of it by Duncan.

         6. While Duncan shall be employed hereunder, he shall be paid a minimum base salary at the rate of One Hundred Fifty-Six Thousand Two Hundred Fifty
Dollars($156,250) per annum, to be paid in equal weekly installments, which shall be subject to periodic upward adjustments as determined by the Board of Directors of the Corporation. (hereafter referred to as "Base Salary").

         7. (a) In addition to his base salary, Duncan shall be entitled (i) to participate in the Corporation's Benefit Plans, Stock Option Plans, 401k Plans, Employee Stock Ownership Plan, Bonus Plans, and any other incentive plans of the Corporation for the benefit of its officers or employees from time to time in effect (subject to the terms of such plans and subject to the applicable votes of the Board of Directors in effect from time to time), and (ii) to receive all such other fringe benefits and perquisites as the Corporation shall from time to time make available to its officers. For the purposes of this agreement any payments made to or payable to Duncan

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under  paragraph  6 and  paragraph  7 of this  agreement  shall at all  times be hereafter defined as his "Annual Earnings."

         7. (b) In addition to his base salary, Duncan shall be further entitled to receive the benefits as set out and defined in a SPLIT DOLLAR AGREEMENT entered into between the Corporation and Duncan and dated October 15, 1996, as the same shall from time to time be amended. The payments under the Split Dollar Agreement shall continue to be made during the time periods set out in paragraphs 8, 9, and 10 of this Employment Agreement.

         7 (c) In addition, in the event of the death of Duncan while this agreement is in effect, the Corporation agrees that Carol Duncan the wife of Duncan and his children (the "beneficiaries") shall remain covered by the health plan of the Corporation and the premium payment shall be made by the Corporation. The obligation of the Corporation shall terminate for the children upon their emancipation; and for the wife when she shall remarry or die, whichever shall first occur. A child who is a full time student and who has not attained age 25 years shall not be deemed emancipated.

         8. (a) During the term or any extended term of this Agreement, if Duncan is unable to perform the services required of him hereunder because of sickness or other disability (hereafter called the "Disability Period"), the Corporation may elect to be relieved of the obligation to pay Duncan his annual earnings and, upon notice to Duncan, to pay Duncan during the period of his disability at the rate equal to seventy-five (75%) percent of the highest annual earnings paid him during the term of this Agreement which occurred prior to his disability less any amounts payable to him under any group disability plan.

         (b) The existence of a disability shall not entitle the Corporation to terminate this agreement for cause as that term is defined in paragraph 16 of this agreement, nor to terminate his status as an employee of the Corporation. If Duncan is replaced as Chief Executive Officer of the Corporation during the disability period according to paragraph 10(a) of this agreement, then the obligations of the parties under paragraph 8(a) of this Agreement shall control and not those under said paragraph 10(a).

         (c) For purposes of this Agreement, Duncan shall be deemed to be disabled if he shall qualify to receive disability benefits under the group long term disability policy then in force and effect at the Corporation and if there is no such policy in force and effect, Duncan shall be deemed to be disabled if he shall, in the judgment of the Board of Directors, be unable to perform his duties hereunder, and he shall be deemed to have recovered from any such disability when he is no longer eligible to receive disability benefits under the aforementioned long term disability policy; and if there is no such policy in force and effect, Duncan shall be deemed t~ have recovered from any such disability if he shall, in the judgment of the Board of Directors, be able to perform such duties. Any such determination(s) by the Board of Directors shall be binding upon Duncan. To assist the Board in making such a decision Duncan agrees that he will submit to a physical examination, at any reasonable time or times, by any qualified physician designated by the Board.

         9. If, during the term or any extended term of this Agreement, there is a "Business Combination" as defined in the Articles of Organization as from time to time amended, then, beginning on the effective date of the business combination, Duncan shall have the option, exercisable by him at any time during the term or any extended term of this Agreement, upon 60 days advance written notice to the Corporation, to terminate this Agreement, in which event the Corporation shall pay Duncan within 60 days following the receipt by it of the said notice of termination a lump sum of money equal to 2.99 times Duncan's previous highest annual earnings. In addition, Duncan shall be entitled to receive any additional benefits referred to in paragraph 7 of this agreement which are not included in annual earnings but which are due him under the terms and conditions of the provisions of any Corporate plan or plans. Duncan, if he exercises the option to terminate as set forth in this paragraph 9, notwithstanding the obligation to compensate him under this paragraph, shall be relieved of any restrictions with respect to competition as set forth in paragraph 12 and paragraph 13 of this agreement.

         10. (a) If, during the term or any extended term of this Agreement and prior to any change in ownership, Duncan shall cease to be elected by the Board of Directors to serve the Corporation as the Chief Executive Officer, other than for disability under the provisions of paragraph 8, then, beginning on the date on which Duncan ceased to be so elected, Duncan shall have the options, exercisable by him at any time during the remainder of the term or any extended term of this Agreement, upon 60 days advance written notice to the Corporation to (I) remain as a full-time employee of the Corporation under the terms of this Agreement; or (ii) terminate this Agreement; or (iii) serve the Corporation as a consultant for the remainder of the term, or any extended term in lieu of serving in another capacity.

         (b) In the event Duncan elects to terminate this Agreement in accordance with paragraph 10 (a)(ii), Duncan shall receive salary payments from the Corporation for two (2) years from the date the Corporation is notified of his election to terminate. The salary payments shall equal the highest annual earnings paid to Duncan during any year of the term or extended term of this Agreement. These salary payments shall be made in equal weekly installments. In addition, Duncan shall be entitled to receive all other benefits referred to in paragraph 7 of this Agreement. Duncan agrees that during the period he is receiving payments under this paragraph 10(b), and in consideration of the compensation to be paid to him hereunder, that he will not compete, directly or indirectly, with the business of the Corporation (including any parent or subsidiary entity thereof) or of that of its successors or assigns. The phrase "compete, directly or indirectly, with the business of the Corporation or of that of its successors or assigns", as used herein, shall be deemed to include (without thereby limiting the generality of the same) engaging or having any interest directly or indirectly as an employee through the rendering of services or otherwise either alone or in association with others in the operation of any financial institution with a branch office in Lowell or any town contiguous to Lowell, which shall include Billerica, Chelmsford, Dracut, Tewksbury, and Tyngsboro and engaging or having any interest directly or indirectly as an employee through the rendering of services or otherwise either alone or in association with others in the operation of any financial institution in any City or Town in which Enterprise Bank and Trust Company has a branch. Duncan further agrees, during the payment period of this paragraph 10(b), not to own an interest exceeding one percent (1%), directly or indirectly as an owner, partner through stock ownership, investment of capital, lending of money or property, in any financial institution with a branch in Lowell or any town contiguous to Lowell, which shall include Billerica, Chelmsford, Dracut, Tewksbury, and Tyngsboro or in any City or Town in which Enterprise Bank and Trust Company has a branch. The restrictions as to non competition in this paragraph 10(b) shall be in lieu of any restrictions set forth in paragraph 12 and paragraph 13.

         (c) In the event Duncan so elects to serve as a consultant, he shall render such services of an advisory or consultative nature as the Corporation may require of him from time to time and to assist the Corporation in its relations with its employees and its customers in order that the Corporation may have the benefit of his experience and knowledge of its business, his reputation and contacts in the industry, and his general business experience. During such time (hereinafter referred to as the "Consultation Period"), Duncan shall devote approximately half his time to the business and affairs of the Corporation, and shall receive as compensation therefor a salary at the rate which shall be equal to fifty (50%) of the highest annual earnings paid to him during the period in which he served the Corporation in the capacity of Chief

Executive Officer. During the Consultation Period, Duncan shall be deemed to be an employee of the Corporation and, as such, Duncan shall participate in the plans and receive the fringe benefits and perquisites referred to in Paragraph 7 above subject to the provisions of said paragraph. Upon the termination of the consultation period, Duncan shall be restricted in his activities according to paragraph 12, and paragraph 13. During each year of the non-compete period following the termination of the consultation period, Duncan shall receive salary payments equal to fifty (50%) percent of the highest annual earnings paid to him during any year of the term or extended term of this Agreement, notwithstanding the salary payment provisions set forth in paragraph 12.

         If the provisions of this paragraph become operable there shall be no obligation on the part of Duncan to serve or to continue to serve as a member of the Board of Directors of the Corporation.

         11. Duncan agrees that he will not, without the express prior written consent of the Corporation, whether during the term or any extended term of this Agreement or thereafter, divulge, communicate or utilize for the benefit of any other party or person any marketing research, account information or any other information pertaining to the business or affairs of the Corporation or of any of its clients, customers, consultants or collaborators, except to such extent as may be necessary in the ordinary course of performing his duties as to the Corporation or to comply with legal process. The foregoing notwithstanding, there is nothing in this Agreement which prohibits Duncan from communicating directly with all Federal and/or State regulatory authorities concerning the activities of the Corporation.

         12. Duncan agrees not to compete with the Corporation during a two year non-compete period as defined in this paragraph 12 and in paragraph 13. During each year of the two-year non-compete period, as further detailed below, Duncan shall receive salary payments at least equal to seventy percent of the highest annual earnings paid to him during any year of the term of this Agreement or any year of any extended term of this agreement. If Duncan is employed during the two-year non-compete period, by another employer outside of the non-compete area, or by an employer approved by the Corporation within the non-compete area, Duncan shall receive salary payments from the Corporation equal to one-hundred percent of the highest annual earnings ~aid to him during the term of this Agreement less any enumeration paid by his new employer. For a period of two (2) years from the date this agreement is terminated,(The "Non Compete Period") and subject to the provisions of this agreement which specifically set forth a contrary intent, Duncan further agrees, in consideration of the compensation to be paid to him hereunder that, during any non compete period he will not compete, directly or indirectly, with the business of the Corporation or of that of its successors or assigns. The phrase "compete, directly or indirectly, with the business of the Corporation or of that of its successors or assigns", as used herein, shall be deemed to include (without thereby limiting the generality of the same) engaging or having any interest, directly or indirectly, as an employee, through the rendering of services, or otherwise, either alone or in association with others, in the operation of any financial institution engaging or having any interest directly or indirectly as an employee through the rendering of services or otherwise either alone or in association with others in the operation of any financial institution with a branch office in Lowell or any town contiguous to Lowell, which shall include Billerica, Chelmsford, Dracut, Tewksbury, and Tyngsboro and engaging or having any interest directly or indirectly as an employee through the rendering of services or otherwise either alone or in association with others in the operation of any financial institution in any City or Town in which Enterprise Bank and Trust Company has a branch.

         13. During the term or any extended term of this Agreement and during the non compete period defined in paragraph 12, Duncan agrees not to own an interest exceeding one percent

(1%), directly or indirectly as an owner, partner through stock ownership, investment of capital, lending of money or property, in any financial institution with a branch office in Lowell or any town contiguous to Lowell, which shall include Billerica, Chelmsford, Dracut, Tewksbury, and Tyngsboro or in any City or Town in which Enterprise Bank and Trust Company has a branch.

         14. The parties hereto agree that the services of Duncan are of a personal, special, unique and extraordinary nature and cannot be replaced by the Corporation and that the violation by Duncan of any of his covenants hereunder will cause the Corporation irreparable harm which could not reasonably or adequately be compensated in damages in an action at law, and that the covenants of Duncan hereunder shall therefore be enforceable both at law and in equity, by injunction and otherwise. The remedies of the Corporation hereunder, and at law and in equity, shall be cumulative and not alternative, and shall not be exhausted by any one or more uses thereof.

         15. Upon the expiration of this agreement or other termination in accordance with the provisions of this Agreement, all obligations of the Corporation to Duncan hereunder shall forthwith terminate, except for any obligation to pay any sum or sums of money to Duncan which may have accrued and are due and payable under this contract and except for any obligation to pay any sum or sums of money to Duncan which may have accrued and are due and payable under any corporate benefit plan or plans but the obligations of Duncan shall not be so terminated except and unless set forth specifically in this agreement.

         16. Termination for Cause. Duncan's employment hereunder may be terminated for cause without further liability on the part of the Corporation by written notice to Duncan setting forth in reasonable detail the nature of such cause. The following shall constitute "cause" for such termination: (i) a willful breach of this contract; or (ii) dishonesty or fraud committed by Duncan with respect to the Corporation or any subsidiary or affiliate thereof; or (iii) conviction of a felony by Duncan; or (iv) an order from a regulatory body directing the corporation to terminate Duncan for cause. For the purpose of this Section, any action taken by the Corporation shall first require a two-thirds vote of all the members of the Board of Directors. In the event Duncan shall be terminated for cause under this paragraph of the agreement, the Corporation shall be relieved of its obligations to make any payments to Duncan under paragraph 12 of this agreement and Duncan shall be relieved of any obligations not to compete under said paragraph 12 and paragraph 13.

         17. Any notice hereunder shall be effective when mailed by registered or certified mail, postage and other charges prepaid, in the case of Duncan, addressed to him at 710 Andover Street, Lowell, Massachusetts 01852, and in the case of the Corporation, addressed to it c/o Vice Chairman at 222 Merrimack Street, Lowell, Massachusetts 01852 or at such other address as either of the parties shall have last designated by notice given in like manner to the other of them.

         18. No provision of this Agreement shall be modified or amended except by an instrument in writing duly executed by the parties hereto, and no custom, act, payment, favor or indulgence shall grant any additional right to Duncan or be deemed a waiver by the Corporation of any of Duncan's obligations hereunder or release Duncan therefrom or impose any additional obligations upon the Corporation, nor shall any assent, express or implied, by the Corporation to, waiver by the Corporation of, any breach by Duncan of any term or provision hereof be deemed to be an assent or waiver by the Corporation to or of any succeeding breach of the same or any other term or provision. Every term and provision of this Agreement shall be deemed to be of the essence hereof and every breach thereof material. This Agreement is personal to and shall not be assignable by Duncan, but its economic benefits shall inure to the benefit of Duncan, or his respective heirs, successors and legal representatives.

         19. If any term or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those to which it is invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law; provided, however, that if the provisions of Paragraph 10 shall be held to be unenforceable and if Duncan shall not voluntarily abide by said provisions in all respects, then this Agreement shall ipso facto terminate.

         20.  This agreement shall terminate as of the earlier of:

               a.   Thirty-six   (36)  months  after  notice  is  given  by  the
                    corporation to Duncan that it no longer desires to extend this agreement;

               b.   the death of Duncan;

               c. the termination of Duncan by the corporation for cause under paragraph 16 of this agreement;

               d. sixty (60) days after notice is given by Duncan to the Corporation after the existence of a "Business Combination" under paragraph 9 of this agreement;

               e. sixty (60) days after notice is given by Duncan to the Corporation in the event of the failure of the Corporation to elect Duncan as the Chief Executive Officer of the Corporation under paragraph 10(b) of this agreement.

         21. This Agreement shall be construed and enforced in all respects in accordance with the laws of the Commonwealth of Massachusetts.

         22. The phrase Corporation shall include Enterprise Bank and Trust Company and any parent or subsidiary thereof and any successors and assigns.

         WITNESS the execution hereof as an instrument under seal as of the day and year first above written.
                                         Enterprise Bank and Trust Company



                                         By:_________________________________
                                         Its:_________________________________



                                         ------------------------------------
                                         George L. Duncan



                                         ------------------------------------
                                         Philip S. Nyman
                                         Witness to all